Net Loss Per Share	12 Months Ended
Dec. 31, 2025
Net Loss Per Share [Abstract]
NET LOSS PER SHARE

25. NET LOSS PER SHARE

The following table sets forth the basic and diluted net income per ordinary share computation and provides a reconciliation of the numerator and denominator for the years presented:

	For the Years Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Numerator:
Net loss attributable to DDC Enterprise Limited	(166,341,733)	(170,196,454)	(356,705,027)
Accretion of Redeemable Convertible Preferred Shares	(110,112,796)	-	-

Net loss per ordinary share calculation	(276,454,529)	(170,196,454)	(356,705,027)

Denominator:
Weighted average number of Class A ordinary shares*	288,783	1,413,390	9,184,775
Weighted average number of Class B ordinary shares	875,000	875,000	1,162,671

Net loss per ordinary share
— Class A - Basic and diluted*	(957.25)	(120.50)	(38.84)
— Class B - Basic and diluted	-	-	-

*	The number of shares was adjusted retroactively for all periods presented to reflect the 1:25 reverse stock split change which took effect in April, 2025.

For the years ended December 31, 2024and 2025 the Redeemable Convertible Preferred Shares, Series seed convertible preferred shares, share options, Warrants and Convertible loans were excluded from the calculation of diluted loss per ordinary share as their inclusion would have been anti-dilutive. Class B ordinary shares of the Company were also excluded from the calculation of diluted loss per ordinary share as they are not entitled to dividends and distributions of the Company.

Securities that could potentially dilute basic net loss per ordinary share and that were not included in the computation of diluted net loss per ordinary share because to do so would have been antidilutive for the years ended December 31, 2023, 2024 and 2025 are as follows:

	As of December 31,
	2023	2024	2025
Convertible Preferred Shares(ii)	-	-	-
Share options issued to employees	1,825,729	-	1,431,511
Share options issued in connection with business combinations	280,719	-	-
Share options issued in connection with termination of VIEs	22,509	-	-
Warrants	15,815	-	6,610,355
Convertible loans(i)	571,888	508,980	1,755,735
Options	-	-	-

(i)	Represents the number of potentially dilutive ordinary shares equivalent on as-if-converted basis, calculated by the fixed monetary value of US$2,976,80, US$1,397,495 and US$23,965,789 divided by the estimated fair value of ordinary shares as of December 31, 2023, 2024 and 2025, respectively, which were assumed to be the conversion prices as of December 31, 2023, 2024 and 2025, respectively.

(ii)	The holder of the Preferred Shares may convert any or all of the Preferred Shares into fully paid Class A Ordinary Shares of the Company at any time, at its sole option. Initial conversion price equals to 150% of the volume-weighted average price (VWAP) of the Company’s Class A Ordinary Shares on NYSE American for the 5 consecutive trading days immediately preceding the Closing Date. The Initial Conversion Price is fixed and final on the Closing Date, and is only adjustable via the anti-dilution provisions below. The initial conversion ratio equals to $2.05 (per share issue price) divided by the initial conversion price, rounded down to the nearest whole Class A Ordinary Share.